May 2010 Investor/Analyst Presentation Exhibit 99.1

1 Safe Harbor Summary These slides and accompanying oral presentation contain forward-looking statements. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," or "continue" or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. Factors that could materially affect actual results, levels of activity, performance or achievements include those listed under the caption "Risk Factors" of Archipelago Learning's Prospectus dated November 19, 2009, its annual report on Form 10-K filed with the Securities and Exchange Commission on March 5, 2010, and its quarterly report filed on Form 10-Q with the Securities and Exchange Commission on May 12, 2010. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from our forward-looking statements. Any forward- looking statement you see or hear during this presentation reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise, except as required by law.

2 Overview Standards-based instruction, practice, assessments and reporting tools that improve the performance of educators and students via proprietary online platforms

3 Sayerville, NJ: Lab Decorating Contest Winner 2008 Strong Brand/Loyal Customers

4 Highlights subscription-based revenue with strong renewal rates, high margins and cash flow 100% online across 50 states 21,775 schools student users 10 million Study Island questions answered by students in 2009 3.2 billion of new customers come via educator "word-of-mouth" referrals 68% Products

5 Compelling Growth Story $ in thousands Schools Students Invoiced Sales (1) Adjusted EBITDA (2) 40% CAGR 47% CAGR 2.7x 55% CAGR 52% CAGR In thousands 3.7x $ in millions 3.5x $ in millions In millions 3.2x See Annex 2 for reconciliation of Invoiced Sales to Revenue. See Annex 1 for reconciliation of Adjusted EBITDA to Net Income.

6 Focused on a Large and Growing Market U.S. K-12 Market Sources: National Center for Educational Statistics (NCES) for 2008-2009; Outsell, Inc.; National Home Education Research for 2008-2009. Targeted Segments Study Island Penetration $630 Billion Annual Spend 55 Million Students 117,000 Schools $12 Billion Instructional Materials Spend 55 Million Students 117,000 Schools 0.4% by Revenue 18% by Students 19% by School

7 Favorable Industry Trends Increased Accountability Increased Availability and Utilization of Web-based Technologies Intense focus on state, district, school and teacher accountability for student performance Need to meet legislative requirements (e.g., ESEA re-authorization, ARRA stimulus, Race to the Top) 98% of schools and 73% of homes have high-speed Internet access Web-based content enables flexibility of access real-time assessment and reporting Online educational programs provide significant advantages over traditional and software- based systems and will continue to drive significant sustained growth

8 Study Island Addresses Challenges Facing Educators... School Budget Pressures Federal Regulatory Mandates Underperforming Students Educational Reform

9 ....With a Disruptive Online Learning Model Web-based and dynamic Deeply customized to standards Affordable Real-time assessment and reporting Engaging and fun High Cost Low Cost Low Impact High Impact Traditional K-12 Materials u Print-based and static u Loosely aligned to standards u Delayed or no feedback u Expensive Immediate feedback and reinforcement u Textbooks are boring u u u u u u

10 Attractive Value Proposition $3 to $10 per student, per subject Pricing based on # of students per grade and # of subject areas purchased School level decision making; District level approval often not required Reading Writing Mathematics Science Social Studies Comprehensive High-Impact Solution Multiple Sources of Funding Affordably Priced Study Island's high impact / low cost value proposition makes it an attractive purchase when budgets are tight Federal (ESEA) Grants Private Tuition ARRA Stimulus State PTA Charities School Discretionary Budget Above-Grade: Gifted On-Grade: Level Below-Grade: Tier I and Tier II Intervention Standards Based Remediation and Enrichment Race to the Top

11 Highly Differentiated Solution Customized to State Standards Engaging, Fun and Easy to Use Real-time Tracking and Remediation Instant Feedback and Reinforcement

12 Compelling Scalable Business Model Flexible online delivery model Low cost, referral-based marketing Highly leverageable infrastructure Subscription- based model with strong renewals A virtuous cycle with strong barriers to entry

13 Multiple Opportunities for Growth ? Expand number of schools Increase revenue per school New growth initiatives

14 Expand Number of Schools Increase our 19% school penetration rate by adding schools and enhancing retention Webinars to reach more prospects Targeted e-marketing / direct mail efforts / enhanced web optimization Viral marketing strategy Sales and Marketing Initiatives Expand salesforce in selected markets Improve sales operations Select new hires District level sales initiative Enhanced Operations and Sales Management Customer implementation training Customer retention organization Island Customer Community - customer user groups Enhanced product functionality - Version 3.0 launched in January 2010; Version 4.0 expected to launch in Q3 2010 Sustain and Improve High Renewal Rate

15 Increase Revenue Per School Core: Additional grade levels Additional subjects Add-on products Version 3.0 Future new features and functionality Price increases PSAT / SAT ACT AP New product categories Complementary: Benchmark assessment Intervention ELL SAT AP Reading Intervention v4

16 International opportunities New Growth Initiatives Northstar Learning GED Vocational / Postsecondary Adult Developmental Direct-to- Consumer 1 2 Recent Canada Launch Other English Speaking Countries In millions of students Acquisitions and strategic relationships 3 Newfoundland Prince Edward Island Nova Scotia New Brunswick Alberta British Columbia Manitoba Ontario Quebec Saskatchewan Yukon Northwest Territories Nunavut Ontario - 4,890 schools Alberta - 1,753 schools British Columbia - 1,598 schools Launched in 3 provinces and analyzing additional opportunities

17 Strong Leadership Team Name Tim McEwen James Walburg Martijn Tel Ray Lowrey Cathy Caldwell Julie Huston Allison Duquette Greg Smith Years in Education 34 3 7 12 8 17 13 21 Position CEO CFO COO CTO VP, Publishing VP, Sales Chief Marketing Officer Director, Customer Retention Management experience Educational expertise Entrepreneurial culture 1 2 3

Financial Overview

19 Financial Highlights Revenue and Earnings Visibility Profitable & Scalable Balance Sheet Positioned for Additional Growth High Growth Disruptive SaaS model in K-12 education Strong Cash Flow Conversion

20 Track Record of Growth in Revenue and Profitability See Annex 2 for reconciliation of invoiced Sales to Revenue. See Annex 1 for reconciliation of EBITDA and Adjusted EBITDA to Net Income. Invoiced Sales (1) Revenue Adjusted EBITDA (2) EBITDA (2) $ in millions $ in millions 56% Margin 55% 51% 54% 37% Margin 28% 25% 36% $ in millions $ in millions 35% 52%

21 Market Opportunities Sell complete suite of current Study Island products into all schools in the U.S. Existing Products PSAT / SAT ACT AP New Online Products Textbook replacement and online courses New Categories K-12 U.S. Education System spends ~$11,500 per student per year; Study Island costs $3 to $10 per student Source: National Center for Education Studies, The Thomas Fordham Institute and The Seattle Times.

22 Seasonality Generates Strong Invoiced Sales in Q3 Invoiced Sales GAAP Revenue $ in millions $ in millions

23 Key Performance Metrics - 2009 Invoiced Sales GAAP Revenue % of Invoiced Sales % of GAAP Revenue Invoiced Sales $53,874 Cost of Revenue 6% Gross Profit 94% Sales and Marketing 26% Content Development 7% General & Administrative 17% Operating Profit 44% GAAP Revenue $42,768 Cost of Revenue 7% Gross Profit 93% Sales and Marketing 33% Content Development 9% General & Administrative 22% Operating Profit 29% See Annex 1 for reconciliation of Adjusted EBITDA to Net Income. Depreciation & Amortization Non-recurring Charges & Other 5% 4% Adjusted EBITDA (1) Depreciation & Amortization Non-recurring Charges & Other 6% 5% Adjusted EBITDA (1) 66% 53% Change in Deferred Revenue 26%

24 High Class Cash Flow Conversion and Balance Sheet Positioned for Additional Growth Capitalization Unlevered Free Cash Flow (UFCF) (1) $ in millions $ in millions 251% Conversion EBITDA (2) 199% 142% (1) See Annex 3 for reconciliation of Unlevered Free Cash Flow (UFCF) to cash flow from operating activities. Conversion defined as UFCF / EBITDA and UFCF/Adjusted EBITDA. See Annex 1 and 3 for reconciliation of EBITDA, Adjusted EBITDA and UFCF. The Company's strong cash generation and capitalization can support growth 91% Conversion Adj. EBITDA (2) 78% 76% March 31, 2010 Cash & Cash Equivalents $58.7 Total Debt 61.4 Stockholder's Equity 85.5 Total Capitalization $146.9 143% 78%

25 Investment Highlights Large and growing addressable market Differentiated product Disruptive online learning model - high impact / low cost solution Compelling, scalable business model Significant growth opportunity Proven experienced management team 1 2 3 4 5 6 Leading subscription-based, online education company delivering high growth and strong cash flow

26 Questions?

27 Annex 1: Adjusted EBITDA Reconciliation

28 Annex 2: Invoiced Sales Reconciliation

29 Annex 3: Unlevered Free Cash Flow Reconciliation